59421_2/28650.00010


                                                               Exhibit 23.1

                       INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Ennis Business Forms, Inc.:


We consent to the use of our reports incorporated herein by reference.


                                  KPMG LLP


Dallas, Texas
May 26, 2000